April 23, 2024 Forward Air Announces Leadership Transition GREENEVILLE, Tenn.--(BUSINESS WIRE)-- Forward Air Corporation (NASDAQ: FWRD) (“Forward” or the “Company”) today announced that Shawn Stewart has been named Chief Executive Officer and a Director of the Board, effective April 28, 2024. Michael Hance, who served as Interim CEO, will continue to serve as Chief Legal Officer and Secretary. Mr. Stewart is a seasoned executive with nearly three decades of experience in logistics and transportation. During his tenure at CEVA Logistics, a global end-to-end logistics company, Mr. Stewart held numerous leadership positions and most recently served as President and Managing Director, North America. In this role, Mr. Stewart spearheaded the growth and development of the region, overseeing a vast network of operations across the United States, Canada, Mexico and the Caribbean Islands. He was responsible for a diverse team of more than 15,000 employees and more than $5 billion in top-line turnover. Under Mr. Stewart’s leadership, CEVA Logistics experienced substantial business growth and operational improvements, including a nearly 25% increase in Net Promoter Score (NPS) and a double-digit reduction in direct operating expenses. Mr. Stewart’s commitment to operational excellence and his customer-centric approach consistently delivered results, including improvement of on-time service metrics. Prior to CEVA, Mr. Stewart served with distinction in the US Navy, where he received the Navy Achievement Medal for his exemplary service aboard the USS Inchon and USS Theodore Roosevelt. “The Board and our advisors conducted a thorough search and are confident Shawn is the right leader to drive Forward’s future success,” said George Mayes, Independent Chairman. “He knows this industry inside and out and has demonstrated a track record of successfully delivering growth and operational excellence. We look forward to working with Shawn to inspire and lead our teams into the next phase of growth for the newly combined company. On behalf of the Board, I want to thank Michael for his leadership during this period of transition.” “Together, Forward and Omni have created an industry leader with a clear dedication to delivering world-class service to customers – a quality I share,” said Mr. Stewart. “I have been impressed by the resilience both teams have demonstrated in a challenging market and during a protracted transition period. I’m proud to take the baton from Michael and excited for the opportunity to work with these talented teams to achieve outstanding results.” Additionally, Forward will release its first quarter 2024 earnings after the market closes on Wednesday, May 8, 2024 and hold a conference call to discuss those results on the following day, Thursday, May 9, 2024 at 10:00 a.m. ET. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com, or by dialing (877) 876-9173, Access Code: FWRDQ124. Since we use our Investor Relations website as a primary mechanism to communicate with our investors, investors are urged to monitor the Investor Relations portion of the Company’s website to easily find or navigate to current and pertinent information about us. A replay of the conference call will be available on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com beginning shortly after completion of the live call. About Forward Air Forward Air is a leading asset-light provider of transportation services across the United States, Canada and Mexico. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services, and intermodal, first- and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. Forward also operates a full portfolio of multimodal solutions, both domestically and internationally, via Omni Logistics. Omni Logistics is a global provider of air, ocean and ground services for mission-critical freight. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com. Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “anticipate”, “expect”, “intend”, “plan”, “goal”, “target”, “project”, “believe”, “may”, “should”, “will”, “aim”, “would”, “seek”, “estimate”, “strategy”, “future”, “likely” and similar references to future periods. Forward-looking statements included in this press release relate to expectations regarding, among other things, the appointment of new senior leadership and management plans for future operations and performance. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward- looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the Company's ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non- core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, and as may be identified in our subsequent Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this press release is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. View source version on businesswire.com: https://www.businesswire.com/news/home/20240423541114/en/ Elizabeth Volpe / Libby Lloyd Brunswick Group (212) 333 - 3810 ForwardAirCorporation@BrunswickGroup.com Source: Forward Air Corporation